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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2003


                            HARKEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                          1-10262                13-2841597
(State or other jurisdiction            (Commission           (IRS Employer
       of incorporation)                File Number)       Identification No.)

580 WestLake Park Boulevard, Suite 600
            Houston, Texas                                 77079
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (281) 504-4000

   Former Name or Former Address, if Changed Since Last Report: Not applicable

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Item 7. Financial Statements and Exhibits

(c) Exhibits.

     Exhibit
     Number                        Description
     -------                       -----------
      99.1         -- Press Release, dated May 15, 2003, issued by Harken Energy
                      Corporation.

Item 12. Results of Operations and Financial Condition

     On May 15, 2003, Harken Energy Corporation issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of this press release is attached as Exhibit 99.1 to this Current Report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Harken Energy Corporation

Date: May 15, 2003                  By:  /s/  Anna M. Williams
                                         ------------------------------
                                         Anna M. Williams
                                         Executive Vice President and
                                         Chief Financial Officer

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                                  EXHIBIT INDEX

     Exhibit
     Number                     Description
     -------                    -----------
      99.1          -- Press Release, dated May 15, 2003, issued by Harken
                       Energy Corporation.